Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan received a favorable determination letter from the Internal Revenue Service ("IRS") dated September 30, 2013, indicating that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code (the"Code"). Although the Plan has been amended since that date, the Plan administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Accordingly, the Plan is exempt from income tax and therefore no provision for income taxes has been included in the Plan's financial statements.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.
The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.